UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report - July 30, 2007

                              CH ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

NEW YORK                            0-30512                      14-1804460
State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                 Number)

284 South Avenue, Poughkeepsie, New York                         12601-4879
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (845) 452-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition.

            On July 30, 2007, Registrant issued its second quarter 2007 earnings, as described in the Press Release of Registrant filed herewith as Exhibit 99, to which reference is made.

            This information is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01   Regulation FD Disclosure.

            See Item 2.02 Results of Operations and Financial Condition.

            Statements included in this current Report and the documents incorporated by reference which are not historical in nature are intended to be and are hereby identified as "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words including "anticipates," "intends," "estimates," "expects," "believes," "projects," "plans," "assumes," "seeks," and similar expressions. Forward-looking statements including, without limitation, those relating to Registrants' future business prospects, revenues, proceeds, working capital, liquidity, income, and margins, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors including those identified from time to time in the forward-looking statements. Those factors include, but are not limited to: weather; fuel prices; corn and ethanol prices; plant capacity factors; energy supply and demand; interest rates; potential future acquisitions; developments in the legislative, regulatory, and competitive environment; market risks; electric and natural gas industry restructuring and cost recovery; the ability to obtain adequate and timely rate relief; changes in fuel supply or costs including future market prices for energy, capacity, and ancillary services; the success of strategies to satisfy electricity, natural gas, fuel oil, and propane requirements; the outcome of pending litigation and certain environmental matters, particularly the status of inactive hazardous waste disposal sites and waste site remediation requirements; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. Registrants undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.

Item 9.01   Financial Statements and Exhibits.

            (d)   Exhibits. See Exhibit Index.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CH ENERGY GROUP, INC.
                                                   (Registrant)


                                   By:     /s/ Donna S. Doyle
                                      ------------------------------------------
                                                 DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated: July 30, 2007

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                         Exhibit Description
-----------                         -------------------

   99 Press Release of CH Energy Group, Inc., issued July 30, 2007, relating to its second quarter 2007 earnings.